1940 Act File No. 811-22417

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:

[x]Preliminary proxy statement.

[  ]Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[  ]Definitive proxy statement.

[  ]Definitive additional materials.

[  ]Soliciting material pursuant to Section 240.14a-12

DESTRA INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[x]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule-0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Preliminary - Dated September 5, 2014

Destra Investment Trust
Destra Investment Trust II

901 Warrenville Road, Suite 15
Lisle, Illinois 60532

Important Information for Fund Shareholders

September __, 2014

Destra Dividend Total Return Fund
Destra Preferred and Income Securities Fund
Destra Focused Equity Fund
(each, a “Fund” and collectively, the “Funds”)

While we encourage you to read the full text of the enclosed Joint Proxy Statement, we are also providing you with a brief overview of the proposals in the Questions & Answers (“Q&A”) below.  The Q&A contains limited information.  It should be read in conjunction with, and is qualified by reference to, the more detailed information contained elsewhere in the Joint Proxy Statement.

Questions and Answers:

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are being asked to vote on several important matters affecting your Fund:

(1) Approval of a New Investment Management Agreement.

Destra Capital Advisors LLC (“Destra” or the “Adviser”) serves as your Fund’s investment adviser.  On August 25, 2014, Arrowpoint Asset Management LLC agreed to acquire additional units in Destra Capital Management LLC, the parent company of Destra (the “Transaction”).  Upon the closing of the Transaction (the “Closing”), the current investment management agreement under which Destra serves as investment adviser to your Fund will automatically terminate.  In order to permit Destra to continue to serve as investment adviser to your Fund once the Closing occurs, securities laws require your Fund’s shareholders to approve a new investment management agreement.  The Closing is contingent upon, among other things, the approval of each Fund’s new investment management agreement by shareholders, which means that the Closing will not occur unless shareholders of each Fund approve its new investment management agreement.

(2) Approval of a New Investment Sub-Advisory Agreement.

Destra has retained a sub-adviser to manage the assets of your Fund.  The sub-adviser to each Fund is identified in the enclosed Joint Proxy Statement.  Upon the Closing, the current investment sub-advisory agreements under which the sub-advisers serve the Funds will automatically terminate.  In order to permit your Fund’s sub-adviser to continue to serve as sub-adviser to your Fund once the Closing occurs, securities laws require your Fund’s shareholders to approve a new investment sub-advisory agreement.  The Closing is contingent upon, among other things, the approval of each Fund’s new investment sub-advisory agreement by shareholders, which means that the Closing will not occur unless shareholders of each Fund approve its new investment sub-advisory agreement.

(3) Election of Trustees.

In connection with the Transaction, the current Boards of Trustees of Destra Investment Trust and Destra Investment Trust II (each, a “Board” and collectively, the “Boards”) have determined that it is appropriate for the Funds to have Boards comprised of predominantly new Trustees, including new “Independent Trustees” (i.e., Trustees who are not “interested persons” of the Funds or of the Adviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Accordingly, the current Independent Trustees will resign from their positions and a new slate of Trustees, if elected, will serve the Funds, as described in Proposal 3.  In addition, you are also being asked to approve the re-election to your Fund’s Board of Nicholas Dalmaso, a current Trustee who, by reason of his positions with and ownership of the Adviser and its affiliates, is referred to as an “Interested Trustee,” and to elect two new Interested Trustees.

Your Fund’s Board, including the Independent Trustees, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible.  If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or to obtain the vote on each issue.  Your immediate response will prevent the inconvenience of further solicitations for a shareholder vote.

Q.	How will I as a Fund shareholder be affected by the Transaction?

A.
Your Fund investment will not change as a result of Destra’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. Destra and your Fund’s sub-adviser will continue to manage your Fund according to the same objectives and policies as before, and it is not anticipated that there will be any significant changes to your Fund’s operations.

Q.	Will there be any important differences between my Fund’s new investment management agreement and sub-advisory agreement and the current agreements?

A.	No. The terms of the new and current agreements are substantially identical. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Fund do not approve the new investment management agreement or sub-advisory agreement?

A.
Completion of the Transaction is contingent upon, among other things, approval of Proposals 1 and 2, as set forth above, by shareholders of each Fund.  If the Closing does not occur, the current investment management agreements and sub-advisory agreements will not automatically terminate, and, therefore, it will not be necessary to enter into new agreements.  The proposal to elect Trustees, however, is not contingent on the completion of the Transaction or the approval of the new investment management agreement and the new sub-advisory agreements.

Q.	How do the Boards recommend that I vote on the proposals?

A.	After careful consideration, each Board unanimously recommends that shareholders vote FOR the proposals.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call AST Fund Solutions, Inc., your Fund’s proxy solicitor, at (800) 341-6292.

Q.	Will my Fund pay for this proxy solicitation?

A.
No. Destra or its affiliates will bear all costs and expenses associated with the preparation, printing and mailing of the Proxy Statement, the solicitation of proxy votes and the costs of holding the meetings.

Q.	How do I vote my shares?

A.
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.
You may receive a call from AST Fund Solutions, Inc., the proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

901 Warrenville Road, Suite 15
Lisle, Illinois 60532

Notice of Joint Special Meeting
of Shareholders
to be held on November 6, 2014

Destra Investment Trust	Destra Investment Trust II
Destra Dividend Total Return Fund	Destra Focused Equity Fund
Destra Preferred and Income Securities Fund

September __, 2014

To the Shareholders of the Above Funds:

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of each of Destra Investment Trust and Destra Investment Trust II (each, a Massachusetts business trust and each trust, individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A to the enclosed Joint Proxy Statement, individually a “Fund,” and collectively, the “Funds”), will be held in the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois  60603, on Thursday, November 6, 2014, at 10:00a.m., Central time, for the following purposes:

• Proposal 1:	To approve a new investment management agreement between each Trust and Destra Capital Advisors LLC (“Destra”), each Fund’s investment adviser, applicable to series of the Trust.

• Proposal 2:	To approve a new investment sub-advisory agreement as follows:

a.	To approve a new investment sub-advisory among Destra, Miller/Howard Investments, Inc. and Destra Investment Trust, on behalf of the Destra Dividend Total Return Fund;

b.	To approve a new investment sub-advisory agreement among Destra, WestEnd Advisors LLC and Destra Investment Trust II, on behalf of the Destra Focused Equity Fund; and

c.	To approve a new investment sub-advisory agreement among Destra, Flaherty & Crumrine Incorporated and Destra Investment Trust II, on behalf of the Destra Preferred and Income Securities Fund.

• Proposal 3:	To elect seven (7) Trustees (one of whom is a current Trustee).

To transact such other business as may properly come before the Meeting.

Please see the table contained on page [•] of the enclosed Joint Proxy Statement, which indicates which proposals shareholders of each Fund are being asked to approve.

Shareholders of record at the close of business on September 12, 2014 are entitled to notice of and to vote at the Meeting.

The Board of Trustees of each Trust recommends that shareholders vote “FOR” each proposal above.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting.  You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

By Order of the Boards of Trustees,

/s/ Nicholas Dalmaso

Nicholas Dalmaso
Chief Executive Officer

Destra Investment Trust
Destra Investment Trust II

901 Warrenville Road, Suite 15
Lisle, Illinois 60532
Joint Proxy Statement

September __, 2014

This Joint Proxy Statement is first being mailed to shareholders on or about September __, 2014.

Destra Investment Trust	Destra Investment Trust II
Destra Dividend Total Return Fund	Destra Focused Equity Fund
Destra Preferred and Income Securities Fund

This Joint Proxy Statement is furnished in connection with the solicitation by the board of trustees (each, a “Board” and collectively, the “Boards,” and each trustee, a “Trustee” and collectively, the “Trustees”) of each of Destra Investment Trust and Destra Investment Trust II (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A, individually, a “Fund,” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held in the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois  60603, on Thursday, November 6, 2014, at 10:00a.m., Central time (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments, postponements or delays thereof.  Appendix A sets forth the abbreviated name of each Fund by which such Fund is referred to in this Joint Proxy Statement.

Proposals

1.	To approve a new investment management agreement between each Trust and Destra Capital Advisors LLC (“Destra” or the “Adviser”), each Fund’s investment adviser, applicable to series of the Trust.

2.	To approve a new investment sub-advisory agreement as follows:

a.	To approve a new investment sub-advisory among Destra, Miller/Howard Investments, Inc. and Destra Investment Trust, on behalf of the Destra Dividend Total Return Fund;

b.	To approve a new investment sub-advisory agreement among Destra, WestEnd Advisors LLC and Destra Investment Trust II, on behalf of the Destra Focused Equity Fund; and

c.	To approve a new investment sub-advisory agreement among Destra, Flaherty & Crumrine Incorporated and Destra Investment Trust II, on behalf of the Destra Preferred and Income Securities Fund.

3.	To elect seven (7) Trustees (one of whom is a current Trustee) to each Board.

The following table indicates which shareholders are solicited with respect to each Proposal. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the Proposals on which you are being asked to vote.

Proposal(1)
	1	2(a)	2(b)	2(c)	3
Destra Investment Trust					X
Destra Dividend Total Return Fund	X	X
Destra Investment Trust II					X
Destra Focused Equity Fund	X		X
Destra Preferred and Income Securities Fund	X			X

(1)
Shareholders of all classes of each Fund or, in the case of the election of Trustees, of each Trust, vote together on each Proposal.  The classes of shares that each Fund has outstanding are identified on Appendix A.

Voting Information

On the Proposals coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the approval of the applicable new investment management agreement,

•	FOR the approval of the applicable new sub-advisory agreement, and

•	FOR the election of a new slate of Trustees to the Board of Trustees as described in this Joint Proxy Statement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at each Meeting.  Thirty percent of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients may request the instructions of such customers and clients on how to vote their shares before the Meeting.  We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the Proposals to be voted on by the shareholders of each Fund and the vote required for approval of the Proposals are set forth under the description of the Proposals below.

The Boards have determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund in light of the similar Proposals being considered and voted on by the shareholders.  Shareholders of each Fund or, in the case of the election of Trustees, of each Trust, will vote separately on the respective Proposals relating to their Fund or Trust.

Shares Outstanding

Those persons who were shareholders of record at the close of business on September 12, 2014 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 6, 2014.  This Joint Proxy Statement is available on the Internet at http://destracapital.com.  The Funds’ most recent annual and semi-annual reports are also available on the Internet at http://destracapital.com/investors/funds/.  In addition, the Funds will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request.  To request a copy, please write to _______________________, or call ______________.

You may call __________________ for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Background and Reason for Vote

Under investment management agreements between Destra and each Trust (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), Destra serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Trust’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B.

On August 25, 2014, Arrowpoint Asset Management LLC and its affiliates (“Arrowpoint”) agreed to acquire additional units in Destra Capital Management LLC (“Destra Capital”), the parent company of Destra (the “Transaction”).  Nicholas Dalmaso, the Chief Executive Officer, President and General Counsel of the Trusts, has agreed to sell all of his outstanding units in Destra Capital to Arrowpoint, and as a result, Arrowpoint will own a majority stake in Destra Capital.  In addition, Arrowpoint has agreed to purchase interests in Destra Capital from two other holders.  As a result of such purchases, Arrowpoint will own in the aggregate approximately 79% of Destra Capital following the consummation of the Transaction.  The closing of the Transaction (“Closing”) is subject to certain conditions, including among others, approval of the New Investment Management Agreements and the New Sub-Advisory Agreements (as defined below), by the Boards and the shareholders of each Fund.  Assuming satisfaction of all required closing conditions, the Closing is expected to occur by November 15, 2014.

Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The Closing will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Transaction, the Board of each Trust met in person at a joint meeting on August 5, 2014 for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Trust and Destra on behalf of each Fund in substantially the same form as the Original Investment Management Agreement to take effect upon the Closing (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreements is attached hereto as Appendix N.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the August 5, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 2), each Board, including the Trustees who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the New Investment Management Agreements on behalf of each Fund and unanimously recommended their approval by shareholders.

The Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.  In addition, as described below, there are no material differences between the Original Investment Management Agreements and the corresponding New Investment Management Agreements.  In this regard, the Original Investment Management Agreements and the corresponding New Investment Management Agreements contain the same terms, conditions, and fee rates, and provide for the same management services.

Information Concerning Arrowpoint

Arrowpoint, located at 100 Fillmore Street, Denver, Colorado 80206, was founded in 2007 and is 100% privately held by its principals, David Corkins, Minyoung Sohn and Karen Reidy.  Arrowpoint provides investment management services to high-net-worth individuals and associated trusts, estates, endowments, foundations (“separate accounts”) and privately offered limited partnerships and corporate vehicles (“private funds”).  As of __________, Arrowpoint managed $______ billion of assets on a discretionary basis.

Information Concerning Destra

Destra, located at 901 Warrenville Road, Suite 15, Lisle, Illinois 60532, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital, a holding company.  It is an affiliate of Destra Capital Investments LLC, the principal underwriter of each Fund’s shares.  Destra Capital Investments LLC is also located at 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.

Additional Information. Included in Appendix F are the advisory fee rates and net assets of registered investment companies advised/sub-advised by the Adviser with similar investment objectives as the Funds.  Certain information regarding the principal executive officers and members of Destra is set forth in Appendix G.

Comparison of Original Investment Management Agreements and New Investment Management Agreements

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the corresponding Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for such Fund will expire on November 15, 2016, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreements to the terms of the corresponding New Investment Management Agreements.  For a more complete understanding of the New Investment Management Agreements, please refer to the form of the New Investment Management Agreements provided in Appendix N.  The summary below is qualified in all respects by the terms and conditions of the form of New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objectives and policies and limitations and administer the Fund’s affairs to the extent requested by, and subject to the supervision of, the Fund’s Board.

Sub-Advisers.  Both the Original Investment Management Agreements and the New Investment Management Agreements authorize Destra to retain one or more sub-advisers at Destra’s own cost and expense for the purpose of providing investment management services to the Funds.

Brokerage.  Both the Original Investment Management Agreements and New Investment Management Agreements with Destra authorize Destra to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Destra.

Fees.  Under both the Original Investment Management Agreements and New Investment Management Agreements  each Fund pays Destra an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Appendix C.  The investment management fee payable by each Fund to Destra will be the same under the Original Investment Management Agreements and New Investment Management Agreements.

Limitation on Liability.  The Original Investment Management Agreements and New Investment Management Agreements provide that Destra shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Destra in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties thereunder.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on November 15, 2016, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time with respect to a Fund without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors that it determined to be relevant to its deliberations, including those discussed in “Board Considerations” after Proposal 2 below. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Boards unanimously recommend that shareholders of each Fund vote FOR approval of the New Investment Management Agreement.

PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS

Background and Reason for Vote

Destra and the applicable Trust have entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to each Fund with the investment sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), as set forth below:

•	Miller/Howard Investments, Inc. (“Miller/Howard”): Destra Dividend Total Return Fund (“Dividend Total Return Fund”)

•	WestEnd Advisors LLC (“WestEnd”): Destra Focused Equity Fund (“Focused Equity Fund”)

•	Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”): Destra Preferred and Income Securities Fund (“Preferred and Income Fund”)

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the applicable Board are provided in Appendix D.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. As a result, the Closing will result in the termination of each Original Sub-Advisory Agreement.

In anticipation of the Transaction, the Board of each Trust met in person at a joint meeting on August 5, 2014 for purposes of, among other things, considering whether it would be in the best interests of each Fund  to approve a new sub-advisory agreement among the applicable Trust, Destra and the respective Sub-Adviser in substantially the same form as the Original Sub-Advisory Agreement to take effect immediately after the Closing (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of each New Sub-Advisory Agreement is attached hereto as Appendix O.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by that Fund’s shareholders in order for it to become effective. At the August 5, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations”), the Board of each Trust, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreement on behalf of each Fund and unanimously recommended its approval by shareholders in order to assure continuity of investment sub-advisory services to the Fund after the Closing.  As indicated above, the Closing will not occur unless shareholders of each Fund approve its New Sub-Advisory Agreement.

Comparison of Original Sub-Advisory Agreements and New Sub-Advisory Agreements

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Destra thereunder, are substantially identical to those of the corresponding Original Sub-Advisory Agreement, except for the date of effectiveness.  There is no change in the fee rate payable by Destra to the Sub-Adviser.  If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on November 15, 2016, unless continued.  Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.  Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the corresponding New Sub-Advisory Agreements. For a more complete understanding of the New Sub-Advisory Agreements, please refer to the form of the New Sub-Advisory Agreements provided in Appendix O.  The summary below is qualified in all respects by the terms and conditions of the form of New Sub-Advisory Agreements.

Sub-Advisory Services.  The sub-advisory services to be provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements will be identical to those sub-advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements.  Moreover, the same personnel will continue to provide sub-advisory services to the Funds.  Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreement and the corresponding New Sub-Advisory Agreement, a Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-laws and the stated investment objectives, policies and restrictions of the Fund.

Brokerage.  Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds.

Fees.  Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements.  The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year are set forth in Appendix E to this Proxy Statement.

Payment of Expenses.  Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all of its own operating expenses incurred by it in connection with providing sub-advisory services under the Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

Limitation on Liability.  The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, with respect to Flaherty & Crumrine and WestEnd only, any breach thereunder, and with respect to each Sub-Adviser, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.  The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on November 15, 2016, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.  The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days’ written notice.

Information About Sub-Advisers

Miller/Howard.   Miller/Howard, located at 324 Upper Byrdcliffe Road, Woodstock, New York 12498, is an asset manager specializing in dividend stocks, listed infrastructure, and MLPs.  Miller/Howard was founded in 1984 as an institutional research boutique providing quantitative and technical research to Fortune 500 companies. Miller/Howard has been managing long-only equities since 1991, and had approximately $8.3 billion of assets under management as of June 30, 2014.

WestEnd.  WestEnd, located at Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, North Carolina 28211, is a boutique investment management firm.  WestEnd had approximately $2.1 billion of assets under management as of June 30, 2014.

Flaherty & Crumrine.  Flaherty & Crumrine, located at 301 East Colorado Blvd., Suite 720, Pasadena, California 91101, has specialized in the management of preferred securities portfolios since 1983 and has managed U.S.-

registered closed-end funds since 1991.  Flaherty & Crumrine had approximately $4.4 billion of assets under management as of June 30, 2014.

Additional Information. Included in Appendix F are the advisory fee rates and net assets of registered investment companies advised by each Sub-Adviser with similar investment objectives as the Funds the Sub-Adviser sub-advises.  Certain information regarding the principal executive officers and directors of each Sub-Adviser is set forth in Appendix G.

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

During each Fund’s last fiscal year, no Fund paid any amounts to the Adviser or Sub-Adviser to such Fund or any affiliated person of the Adviser or Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement or for brokerage commissions).

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the new sub-advisory agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Sub-Advisory Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below under “Board Considerations.”  The Board of each Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of such Fund.

The Boards unanimously recommend that shareholders of each Fund vote FOR approval of the New Sub-Advisory Agreement.

BOARD CONSIDERATIONS

Each Board, including the Independent Trustees, is responsible for approving the New Investment Management Agreements with Destra and the New Investment Sub-Advisory Agreements with each Sub-Adviser (together, the New Investment Management Agreements and New Investment Sub-Advisory Agreements will be referred to as the “Agreements”) for each Fund.

In anticipation of the Transaction, the Boards met at a Regular Meeting on August 5, 2014 and Special Meetings on July 16, 2014 and August 25, 2014 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Investment Management and the New Investment Sub-Advisory Agreements.  The Nominating Committees of the current Boards also met on July 28, 2014 and August 12, 2014.

In connection with the Boards’ review of the Agreements, the Independent Trustees requested, and the Adviser and Arrowpoint provided the Boards with, information about a variety of matters.  The Boards considered, among other things, the following information:

•
the anticipated enhanced financial strength and resources of the Adviser and Distributor following the Transaction and Arrowpoint’s commitment to provide financial support to the Adviser for the next five years;

•	that the Adviser has no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds;

•	the potential for changes in the employees and staff of the Adviser following the Transaction;

•
that it is currently expected that, except for one individual, the current key employees of the Adviser primarily responsible for portfolio management and compliance services for the Funds will remain employees of the Adviser or be retained as a consultant and will continue to provide services to the Funds following the Transaction;

•	that sub-advisory services currently provided to the Funds will not be affected by the Transaction;

•
that the Adviser or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Boards’ consideration of the Agreements and all costs of seeking shareholder approval of the Agreements;

•	Arrowpoint’s statement to the Boards that the manner in which the Funds’ assets are managed will not change as a result of the Transaction;

•	the assurance from the Adviser and Arrowpoint that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Funds;

•	the Adviser’s current financial condition and anticipated positive impact of the Transaction;

•	the impact of the Transaction on the Adviser’s day-to-day operations; and

•	the long-term business goals of Arrowpoint and the Adviser with regard to the business and operations of the Adviser.

At a meeting held on August 5, 2014, each Board and the Independent Trustees, voting separately, determined that the Agreements for each Fund are in the best interests of that Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them for an initial two-year term.

To reach this determination, each Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  To assist each Board in its evaluation of the Agreements, the Independent Trustees received materials in advance of Board meetings from Destra and Arrowpoint.  The Independent Trustees also met with senior executives of Destra and Arrowpoint.  The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Destra and Arrowpoint.  Each Board applied its business judgment to determine whether the arrangements between each Trust, Destra and each Sub-Adviser are reasonable business arrangements from the Funds’ perspective as well as from the perspective of shareholders.

Nature, Extent and Quality of Services Provided to the Funds.

In connection with the investment advisory services to be provided under the New Investment Management Agreements, the Boards took into account detailed discussions with representatives of the Adviser and Arrowpoint regarding the management of each Fund.  The Boards noted that, except for one individual, key management personnel servicing the Funds are expected to remain with the Adviser following the Transaction or be retained as a consultant and that the level and quality of the services to be provided to the Funds by the Adviser are not expected to change.  The Boards also considered the Adviser’s and Arrowpoint’s representations to the Boards that Arrowpoint intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be positive.  The Boards also discussed the Adviser’s anticipated financial condition following the completion of the Transaction and Arrowpoint’s commitment to provide financial support to the Adviser for the next five years.  The Boards also considered Destra’s statement that its compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change following the consummation of the Transaction.  Based on this review, the Boards concluded that the range and quality of services provided by the Adviser to the Funds were expected to continue under the New Investment Management Agreement at the same or improved levels.  There was no expected impact on the services to be provided by the Sub-Advisers as a result of the Transaction.

Investment Performance of the Funds.

The Boards considered the Adviser’s investment philosophy and experience and its history in managing the Funds.  The Boards also reviewed Fund performance information, which it reviewed at regular quarterly meetings and at the most recent annual contract review.  The Boards noted that, except for one individual, the Adviser’s key personnel currently responsible for the portfolio management and oversight of the Funds were expected to continue to provide those services following the Closing of the Transaction.  The Boards also considered that the Adviser has delegated responsibility for the day-to-day management of the Funds to the Sub-Advisers, which would continue to manage the Funds in the same manner following the Closing of the Transaction.

Costs of Services Provided and Profits Realized by the Adviser.

In evaluating the costs of the services to be provided by the Adviser under the Agreements, the Boards considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction.  The Boards noted that the New Investment Management Agreement for each Fund is substantially identical to the current Agreement, including the fact that the fee rates under the agreements are identical and that representatives of the Adviser represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Funds.  The Boards noted that it was too early to predict how the Transaction may affect the Adviser’s future profitability from its relationship with the Funds.  The Boards also noted that each Sub-Adviser fee rate under the New Investment Sub-Advisory Agreement is the same as that assessed under the current Sub-Advisory Agreement.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Boards considered any potential economies of scale that may result from the Transaction.  The Boards noted that any change in economies of scale resulting from the Transaction would be speculative at present.

Other Benefits to the Adviser.

The Boards noted their prior determinations that the fees under the current Agreements were reasonable, taking into consideration other benefits to the Adviser.  The Boards also considered other benefits to the Adviser, Arrowpoint and their affiliates expected to be derived from their relationships with the Funds as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Arrowpoint as a result of the Transaction.  The Boards also noted that the Sub-Advisers would not be affected by the Transaction.

Each Board considered that Destra had identified as a fall out benefit to Destra and Destra Capital Investments LLC the raising of its stature in the investment management industry. Each Board also noted that Destra, WestEnd and Flaherty & Crumrine have not utilized soft dollars in connection with their management of the Funds’ portfolios.  Based on their review, the Independent Trustees concluded that any indirect benefits received by Destra or a Sub-Adviser as a result of its relationship with each Fund were reasonable and within acceptable parameters.

Board Determination.  After discussion, each Board and the Independent Trustees, voting separately, concluded that, based upon such information as they considered necessary to the exercise of their reasonable business judgment, it was in the best interests of the Funds to approve the Agreements for an initial two-year term.  No single factor was identified as determinative in each Board’s analysis or any Independent Trustee’s analysis.

PROPOSAL 3: ELECTION OF TRUSTEES TO A POST-TRANSACTION BOARD

Background and Reason for Vote

For each Trust, the Board of Trustees oversees the management of the applicable Funds, including general supervision of each Fund’s investment activities.  Among other things, the applicable Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts.

Under this Proposal 3, seven nominees (each, a “Nominee” and collectively, the “Nominees”) are being proposed for election to the Board of Trustees for each Trust.  As one element of the change of control Transaction, Arrowpoint and Destra proposed that the members of the current Boards resign in favor of certain persons who currently serve on the Board of Meridian Fund, Inc., a mutual fund family for which Arrowpoint serves as investment adviser to four funds.  Given the change of control of the Adviser and the controlling position of Arrowpoint after the Transaction, the current Boards considered the potential benefits to shareholders of having a board composed of qualified persons familiar both with Arrowpoint and the oversight of mutual funds in general, in addition to the potential benefits to shareholders of the Transaction generally.  The current Boards also considered the skills and experience, time availability and other attributes of each candidate.  The current Boards have determined that, in connection with the Transaction, it will be appropriate for each Fund to have a Board comprised of the “Independent Trustees” and “Interested Trustees” set forth below.  Accordingly, you are being asked to elect four new Independent Trustees and two new Interested Trustees.  The individuals nominated to serve as Independent Trustees met with and were nominated by each Trust’s Nominating and Governance Committee.  In addition, you are also being asked to approve the re-election of Nicholas Dalmaso, who currently serves on each Trust’s Board as an Interested Trustee.  If elected, the Nominees will serve as trustees for the Trusts and, other than Mr. Dalmaso, the current members of the Boards (i.e., the current Independent Trustees), will resign from their positions.

The 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances.  For example, in general, at least a majority of the trustees must have been elected to such office by shareholders.  In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.  Accordingly, shareholders are being asked to elect the Nominees.  It is intended that the enclosed proxy will be voted “FOR” the election of the Nominees, unless such authority has been withheld in the proxy.  The proxy cannot be voted for a greater number of persons than the number of Nominees.

The Nominees will be elected for indefinite terms.  Each Nominee has indicated a willingness to serve as a member of the Boards if elected.  If any of the Nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion.  However, there is no reason to believe that any Nominee will be unavailable for election.  If the Nominees are not elected, then the current Trustees are expected to continue to remain on the Boards indefinitely.

The following table includes certain important information regarding the Nominees, as well as the officers of the Trusts:

Name, Business Address and Birth Year	Position(s) To Be Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Trustee	Other Directorships Held by Trustee During Last Five Years

Independent Trustees Nominees
John S. Emrich, CFA 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 19__	Trustee	Term—Indefinite Length of Service—N/A	Private Investor, January 2011 to present; Co- Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to present.	3	Meridian Fund, Inc. (four portfolios)
Michael S. Erickson 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 19__	Trustee	Term—Indefinite Length of Service—N/A	Private Investor, August 2007 to present; Chairman and CFO, AeroAstro (spacecraft parts and systems), September 1998 to August 2007; Trustee and Treasurer, The Marin School, September 2005 to June 2008.	3	Meridian Fund, Inc. (four portfolios)
James Bernard Glavin 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 19__	Trustee	Term—Indefinite Length of Service—N/A	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	3	Meridian Fund, Inc. (four portfolios)
Ronald Rotter 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 19__	Trustee	Term—Indefinite Length of Service—N/A	Private Investor, January 2008 to present; Retired; Co-Founder, Managing Partner and portfolio manager, RBR Capital Management (a long/short consumer sector equity hedge fund), January 2005 to December 2007.	3	Meridian Fund, Inc. (four portfolios)

Interested Trustee Nominees
Nicholas Dalmaso 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1965	Trustee	Term—Indefinite Length of Service—Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC; Chief Executive Officer and Secretary, Destra Investment Trust and Destra Investment Trust II (2010 to present); General Counsel and Chief Administrative Officer, Claymore Securities, Inc. (2001-2008).	3	None
Dominic Martellaro 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1961	Trustee	Term—Indefinite Length of Service—N/A	Co-Chairman and Chief Executive Officer of Destra Capital Management LLC (2010 to present); Executive Vice President of Janus Capital Group (___to ____).	3	None

Name, Business Address and Birth Year	Position(s) To Be Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Trustee	Other Directorships Held by Trustee During Last Five Years
Michael Stolper 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 19__	Trustee	Term—Indefinite Length of Service—N/A	President, Stolper & Company, Inc. (an investment adviser), September 1975 to present; Managing Director, Windowpane Advisors, L.L.C. (an investment adviser), January 1, 2005 to present; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present; Director and Acting Chief Executive Officer, Aster Investment Management Co., Inc. (an investment adviser), June 2012 to present.	3	Meridian Fund, Inc. (four portfolios); Windowpane Funds (one portfolio)

Name, Business Address and Birth Year	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Officers:

Anne Kochevar 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director (2002-2010), Claymore Securities, Inc.
Linda Fryer 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2012	Chief Financial Officer, Destra Capital Investments LLC
Justin Pfaff 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1981	Secretary	Term—Indefinite Length of Service—Since 2014	Managing Director, Destra Capital Management LLC

Share Ownership

Set forth in Appendix I to this Proxy Statement is the information regarding the aggregate dollar range of share ownership of each Fund by each Nominee.  As of the Record Date, except for Mr. Dalmaso and Mr. Martellaro, no Nominee or his immediate family members owned beneficially or of record any securities of Destra or its affiliates. [As of the Record Date, the trustees, Nominees and officers of the Funds as a group owned an aggregate of less than 1% of the shares of each Fund outstanding.]

Compensation

The Independent Trustees are each paid $4,500 as annual compensation for serving as an Independent Trustee of a Trust, $500 as annual compensation for serving on a committee of the Boards and $1,000 for attendance at each special meeting of the Boards.  Such compensation is paid in four equal installments in conjunction with each quarterly Board meeting.  In addition, the Independent Trustees are reimbursed by the Trusts for expenses incurred as a result of their attendance at meetings of the Trustees or any committees of the Boards.  The Trusts do not have a retirement or pension plan.

Information relating to the amount of compensation paid by the Funds to the current Trustees who are not “interested persons” (as defined in 1940 Act) of the Boards for the last calendar year is set forth in Appendix J to this Proxy Statement.

Board Leadership and Risk Oversight

The Board of Trustees oversees the operations and management of the Funds, including the duties performed for the Funds by Destra.  None of the Trustees who are not “interested persons” of a Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital, Destra Capital Investments LLC, or their affiliates.

The Boards oversee the services performed for the Funds under the Original Investment Management Agreements between the Trusts, on behalf of each Fund, and the Adviser.  The Trustees approve policies for the Funds, choose the Trusts’ officers, and hire the Funds’ investment advisers, sub-advisers and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trusts’ Board.  The applicable provisions regarding the management of the Funds, as outlined above, in the New Investment Management Agreements are identical to those in the Original Investment Management Agreements.

Each Board is currently comprised of three Independent Trustees, Diana S. Ferguson, William M. Fitzgerald, Sr. and Louis A. Holland, and one Interested Trustee, Mr. Dalmaso.  The current Independent Trustees will resign upon the election of the New Trustees.  Upon the election of the New Trustees, each Trust’s Board will be composed of four Independent Trustees and three Interested Trustees.  The Interested Trustees will be: (i) Nicholas Dalmaso, who has served as both the Chief Executive Officer and Chairman of the Boards of the Trusts since 2010; (ii) Dominic Martellaro, who has served as Chief Executive Officer of Destra Capital since 2010; and (iii) Michael Stolper, who is the interested beneficiary of a sale of his interests in Aster Investment Management, Inc. to Arrowpoint, which will control the Adviser after the Transaction.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Funds’ business.  The current Board has determined that its leadership structure is appropriate based on the characteristics of the Funds.

In order to streamline communication between Destra and the Independent Trustees and create certain efficiencies, the Boards currently have a Lead Independent Trustee who is responsible for:  (i) coordinating activities of the Independent Trustees; (ii) working with Destra, Funds’ counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds’ service providers, particularly Destra; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.  The Lead Independent Trustee is selected by the Independent Trustees and serves until his successor is selected.  Mr. Holland currently serves as the Lead Independent Trustee.

Each Board has established three standing committees (as described below) and has delegated certain of its responsibilities to those committees.  Each Board and its committees meet frequently throughout the year to oversee Fund activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Boards act by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The three standing committees of the Funds are: the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating persons to the Trust’s Board of Trustees.  Ms. Ferguson and Messrs. Fitzgerald and Holland currently serve as members of the Nominating and Governance Committee.  If there is no vacancy on a Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on a Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Funds.  To submit a recommendation for nomination as a candidate for a position on a Board of Trustees, shareholders of the Funds shall mail such recommendation to Justin Pfaff, Secretary, at the Trusts’ address, 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.  Such recommendation shall include the following information:  (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on a Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund.  Ms. Ferguson and Messrs. Fitzgerald and Holland currently serve as members of the Valuation Committee.

The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Ms. Ferguson and Messrs. Fitzgerald and Holland currently serve as members of the Audit Committee.

As part of the general oversight of the Funds, the Boards are involved in the risk oversight of the Funds.  The Boards have adopted and periodically reviews policies and procedures designed to address the Funds’ risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s investment oversight group and the Trusts’ Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the committee level.  Destra’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisers and their operations and processes.  Each Board reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Funds’ major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Valuation Committee monitors valuation risk and compliance with the Fund’s valuation procedures and oversees the pricing agents and actions by Destra’s pricing committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

The composition of the Trusts’ committees and that overall governance structure of the Trusts will be determined by the new Boards of Trustees, if and when elected.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of each Board oversees matters related to the nomination of Trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate.  Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an

Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.

For each Nominee, the description of experiences, qualifications and attributes described below have led to the conclusion, as of the date of this Proxy Statement, that each Nominee is qualified to serve as a Trustee.  References to the experiences, qualifications, attributes and skills of a Nominee are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board, any Trustee or Nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Trustees

John S. Emrich has significant experience in the investment management and financial services industry.  Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms.   Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Michael S. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly ten years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company.  He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Financial Officer for several companies. Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business.

James Bernard Glavin provides the Board with strong management acumen as he has served as CEO and Chairman of Orchestra Therapeutics, Inc. (formerly known as Immune Response Corp.), a biopharmaceutical company and as a board member for Althea Tech, a privately held biotechnology company.

Ronald Rotter provides business and investment management expertise to the Board, previously serving as Managing Partner and founder of RBR Capital Management, a long/short consumer sector equity hedge fund. In addition, he has extensive experience serving as a securities analyst at various brokerage firms for over 20 years.

Interested Trustees

Nicholas Dalmaso was the initial Trustee of the Trusts.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Dominic Martellaro has significant experience in the financial industry and has served as the co-chairman and Chief Executive Officer of Destra Capital since its inception.  Previously, he served as Executive Vice President of Janus Capital Group and President of the broker-dealer. He has held several other high-level management positions, including Managing Director at Morgan Stanley Investment Management and Head of National Sales at Van Kampen Investments.

Michael Stolper provides broad financial advisory and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 36 years.  Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it.  He also holds a Master of Arts degree in Finance.

Board Meetings

Appendix K sets forth, for each Trust, the Board and committee meetings held during the last fiscal year.

Attendance of Trustees at Annual Meetings

The Trusts have not held any annual meetings.

Independent Registered Public Accounting Firm

KPMG LLP, 200 East Randolph Drive, Chicago, Illinois 60601, an independent registered public accounting firm, has been selected as auditors for the Trusts.  In addition to audit services, KPMG LLP may provide assistance on accounting and tax and related matters.

Audit and Related Fees

The tables set forth in Appendix L provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by KPMG LLP.  All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures. [None of the services rendered by KPMG LLP to each Fund were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.]

Shareholder Approval

For each Trust, the affirmative vote of a [plurality] of the shares present and entitled to vote at the Meeting will be required to elect the Trustees of that Trust. For purposes of determining the approval of the proposal to elect Nominees for each Trust, abstentions and broker non-votes will have no effect.

The Boards unanimously recommend that shareholders vote FOR the election of each Nominee.

ADDITIONAL INFORMATION

Principal Shareholders

As of the Record Date, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix M.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Fund should send their written proposal to such Fund at 901 Warrenville Road, Suite 15, Lisle, Illinois 60532. Proposals must be received a reasonable time before the Fund begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Trustee should write to the attention of Justin Pfaff, Secretary to the Trusts. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Trustee and so indicates it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Boards of the Trusts for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Destra.  Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives. The Adviser has engaged AST Fund Solutions, Inc. to assist in the solicitation of proxies at an estimated cost of $12,500 per Fund plus reasonable expenses, which costs will be borne by the Adviser.

Fiscal Year

The fiscal year end of each Fund is September 30.

Service Providers

The Bank of New York Mellon (“BNYM”), located at 101 Barclay Street, 13E, New York, New York 10286, serves as the Funds’ administrator  and provides administrative, valuation and computation services.  The custodian of the Funds’ assets is BNYM, 2 Hanson Place, Brooklyn, New York 11217.  The custodian performs custodial, fund accounting and portfolio accounting services.  The Funds’ transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at [http://destracapital.com/investors/literature/] or by calling [(877)855-3434].

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Funds.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 901 Warrenville Road, Suite 15, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Any Meeting may, by action of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such Meeting, if a quorum is not present with respect to such matter; any Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such Meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned.  Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

PLEASE VOTE AS SOON AS POSSIBLE.  YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD.

Nicholas Dalmaso
Chief Executive Officer

September __, 2014

Appendix A

Fund Information

Shares of Each Class Outstanding as of the Record Date
	Abbreviated Fund Name	Class A	Class C	Class P	Class I
Destra Investment Trust
Destra Dividend Total Return Fund	Dividend Total Return Fund

Destra Investment Trust II
Destra Focused Equity Fund	Focused Equity Fund
Destra Preferred and Income Securities Fund	Preferred and Income Fund

A-1

Appendix B

DATES RELATING TO ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved For Continuance by Board
Destra Investment Trust
Dividend Total Return Fund	Dec. 30, 2010	(1)	Feb. 19, 2014

Destra Investment Trust II
Focused Equity Fund	April 12, 2011	(1)	Feb. 19, 2014
Preferred and Income Fund	April 12, 2011	(1)	Feb. 19, 2014

(1)            The Original Investment Management Agreement was approved by a Consent of Sole Shareholder.

B-1

Appendix C

INVESTMENT MANAGEMENT FEE INFORMATION

Fund	Annual Fee (as a percentage of net assets)
Destra Investment Trust
Dividend Total Return Fund	0.85%

Destra Investment Trust II
Preferred and Income Fund	0.75%
Focused Equity Fund	0.85%

C-1

Appendix D

DATES RELATING TO ORIGINAL SUB-ADVISORY AGREEMENTS

Fund	Sub-Adviser	Date of Original Sub-Advisory Agreement	Date Original Sub-Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board
Destra Investment Trust
Dividend Total Return Fund	Miller/Howard	Aug. 10, 2011	(1)	Feb. 19, 2014

Destra Investment Trust II
Focused Equity Fund	WestEnd	April 1, 2011	(1)	Feb. 19, 2014
Preferred and Income Fund	Flaherty & Crumrine	April 5, 2011	(1)	Feb. 19, 2014

(1)           The Original Sub-Advisory Agreement was approved by a Consent of Sole Shareholder.

D-1

Appendix E

SUB-ADVISORY FEE RATES AND AGGREGATE SUB-ADVISORY FEES PAID

Fund	Fiscal Year End	Sub-Adviser	Percentage of Advisory Fee Paid to Sub-Adviser	Fees Paid to the Sub-Adviser During Last Fiscal Year
Destra Investment Trust
Dividend Total Return Fund (1)	Sept. 30, 2013	Miller/Howard	50%	$0

Destra Investment Trust II
Focused Equity Fund (1)	Sept. 30, 2013	WestEnd	50%	$73,016
Preferred and Income Fund (2)	Sept. 30, 2013	Flaherty & Crumrine	50%	$0

(1)           Expressed as a percentage of the value of your investment, the Fund’s expenses are capped such that total annual Fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 1.60% for Class A, 2.35% for Class C, 1.70% for Class P and 1.32% for Class I. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees of the Trust.

(2)           Expressed as a percentage of the value of your investment, the Fund’s expenses are capped such that total annual Fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 1.50% for Class A, 2.25% for Class C, 1.60% for Class P and 1.22% for Class I. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees of the Trust.

E-1

Appendix F

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY [ADVISER AND] SUB-ADVISERS
WITH SIMILAR INVESTMENT OBJECTIVES AS THE FUNDS

Fund	Sub-Adviser	Similar Fund	Fee Rate	Net Assets (as of 12/31/2013)
Destra Investment Trust
Dividend Total Return Fund	Miller/Howard	Touchstone Premium Yield Equity Fund	0.40% of $1 to $100,000,000 0.35% of $100,000,001 and greater	$159,204,495

Destra Investment Trust II
Focused Equity Fund	WestEnd	n/a	n/a	n/a
Preferred and Income Fund	Flaherty & Crumrine	n/a	n/a	n/a

F-1

Appendix G

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISERS

Principal Executive Officers and Directors
Adviser/Sub-Adviser	Name	Address	Principal Occupation	Fund officers or Trustees who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser

Destra
	Nicholas Dalmaso	901 Warrenville Road, Suite 15, Lisle, IL 60532	Chief Executive Officer, President and General Counsel
	Anne Kochevar	901 Warrenville Road, Suite 15, Lisle, IL 60532	Senior Managing Director

Flaherty & Crumrine
	Robert Eric Chadwick	301 East Colorado Blvd., Suite 720, Pasadena, CA 91101	Vice President & Director
	Chad Christopher Conwell	301 East Colorado Blvd., Suite 720, Pasadena, CA 91101	Chief Legal Officer & Chief Compliance Officer & Director
	Donald Frasier Crumrine	301 East Colorado Blvd., Suite 720, Pasadena, CA 91101	Chairman of the Board & Director
	Robert Michael Ettinger	301 East Colorado Blvd., Suite 720, Pasadena, CA 91101	President & Director
	Bradford Sydenham Stone	301 East Colorado Blvd., Suite 720, Pasadena, CA 91101	Vice President & Director

Miller/Howard
	Paul Andrew Brook	324 Upper Byrdcliffe Road, Woodstock, NY 12498	Chief Compliance Officer
	Steven Lee Chun	324 Upper Byrdcliffe Road, Woodstock, NY 12498	Executive Vice President
	Annemarie Gilly	324 Upper Byrdcliffe Road, Woodstock, NY 12498	Chief Operating Officer
	Helen Hamada	324 Upper Byrdcliffe Road, Woodstock, NY 12498	Chief Financial Officer
	Lowell Glaser Miller	324 Upper Byrdcliffe Road, Woodstock, NY 12498	Chief Investment Officer
	Dana Chase Troxell	324 Upper Byrdcliffe Road, Woodstock, NY 12498	President

G-1

Principal Executive Officers and Directors
Adviser/Sub-Adviser	Name	Address	Principal Occupation	Fund officers or Trustees who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
WestEnd
	John David Black	Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211	Chief Operating Officer and Managing Partner
	Edmund Nelson Durden	Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211	Partner
	Jennifer M. Friedland	Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211	Chief Compliance Officer
	Michael William Goldman	Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211	Partner
	Frank Staunton Harkins	Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211	Partner
	Robert Lansing Pharr	Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211	Managing Partner
	Frederick O. Porter	Two Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211	Partner

G-2

Appendix H

[RESERVED]

H-1

Appendix I

SHARE OWNERSHIP

Dollar Range of Equity Securities

The following table lists the dollar range of equity securities beneficially owned by each [Trustee/Nominee] in each Fund and in all Destra funds as of ______________. The information as to beneficial ownership is based on statements furnished by each [Trustee/Nominee].

	Independent Trustees	Interested Trustee
Fund	[To Come]
Destra Investment Trust
Dividend Total Return Fund

Destra Investment Trust II
Focused Equity Fund
Preferred and Income Fund
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies

I-1

Fund Shares Owned By Trustees/Nominees And Executive Officers(1)

The following table sets forth, for each Trustee/Nominee, the principal executive officer of the Fund, the principal financial officer of the Fund and for the Trustee/Nominee and executive officers as a group, the amount of shares beneficially owned in each Fund as of _______________. The information as to beneficial ownership is based on statements furnished by each Trustee and executive officer.

	Independent Trustees	Interested Trustee	All Trustees and Executive Officers as a Group
Fund
Destra Investment Trust
Dividend Total Return Fund

Destra Investment Trust II
Focused Equity Fund
Preferred and Income Fund

I-2

Appendix J

TRUSTEE COMPENSATION

Aggregate Compensation from the Funds

Fund	Fiscal Year End	Compensation
Destra Investment Trust
Dividend Total Return Fund	Sept. 30, 2013	$12,000

Destra Investment Trust II
Focused Equity Fund	Sept. 30, 2013	$12,000
Preferred and Income Fund	Sept. 30, 2013	$12,000
Total Compensation from Destra Funds Paid to Trustees		$36,000

J-1

Appendix K

BOARD AND COMMITTEE MEETINGS
HELD DURING MOST RECENT FISCAL YEAR

	Regular Board Meetings	Special Board Meetings	Valuation Committee	Audit Committee	Nominating and Governance Committee
Destra Investment Trust	Nov. 19, 2013	June 23, 2014	n/a	Nov. 19, 2013	Feb. 19, 2014
Destra Investment Trust II	Feb. 19, 2014	July 16, 2014	n/a	Nov. 25, 2013	July 28, 2014
	May 21, 2014	Aug. 12, 2014	n/a	May 21, 2014	Aug. 5, 2014
	Aug. 5, 2014	Aug. 25, 2014	n/a	Aug. 25, 2014	Aug. 25, 2014

K-1

Appendix L

AUDIT AND RELATED FEES

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Destra Investment Trust
Dividend Total Return Fund	$18,850	$18,850	$0	$0	$65,000	$63,500	$6,000	$6,000	$0	$0	$0	$0	$0	$0
Destra Investment Trust II
Preferred and Income Fund	$17,925	$17,643	$0	$0	$65,000	$63,500	$6,000	$6,000	$0	$0	$0	$0	$0	$0
Focused Equity Fund	$17,925	$18,207	$0	$0	$65,000	$63,500	$6,000	$6,000	$0	$0	$0	$0	$0	$0

(1)
“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)
“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include [
].

(3)
“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent [	].

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Destra Investment Trust
Dividend Total Return Fund	Sept. 30, 2013	$0	$0	$0	$0	$0	$0	$0	$0
Destra Investment Trust II
Focused Equity Fund	Sept. 30, 2013	$0	$0	$0	$0	$0	$0	$0	$0
Preferred and Income Fund	Sept. 30, 2013	$0	$0	$0	$0	$0	$0	$0	$0

L-1

Appendix M

LIST OF BENEFICIAL OWNERS WHO OWN MORE THAN 5%
OF ANY CLASS OF SHARES IN ANY FUND

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of [date], 2014:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Destra Investment Trust
Dividend Total Return Fund

Destra Investment Trust II
Focused Equity Fund
Preferred and Income Fund

M-1

Appendix N

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

Investment Management Agreement made this 30th day of December, 2010, by and between Destra Investment Trust, a Massachusetts business trust (the “Trust”), and Destra Advisors LLC, a Delaware limited liability company (the “Adviser”).

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company;

Whereas, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

Whereas, the Trust intends to offer shares in multiple series, as to which this Agreement may hereafter be made applicable and set forth on Schedule A hereto (each such series being herein referred to as a “Fund,” and collectively as the “Funds”); and

Whereas, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

Witnesseth:

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund’s investment objectives and policies and limitations, and to administer each Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth.  The investment of each Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the l940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds’ transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided.  The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.  In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

2.The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

3.For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund’s average daily net assets as set forth on Schedule A.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively.  The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4.The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

5. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund’s portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

6.The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund’s securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  Subject to approval by the Trust’s Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser.  It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses.  In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner.  Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable.  Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made.  Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust’s policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust’s Board of Trustees have approved these types of transactions.

To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser’s authority regarding the execution of the Fund’s portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request.  In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

The Adviser further agrees that it:

(a)will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust;

(d)will prepare and maintain such books and records with respect to each Fund’s securities and other transactions as required under applicable law and will prepare and furnish the Trust’s Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law; and

(e)will provide for the compensation for the chief compliance officer of the Trust.

7.Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

8.The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund.  Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Trust.  In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser’s duties under this Agreement will not devote their full time to such efforts.  It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

11.This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act.  This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days’ written notice to the other party.  Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.  This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein.  Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law.  The terms “assignment” and “vote of the majority of outstanding voting securities” shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

12.This Agreement may be amended or modified only by a written instrument executed by both parties.

13.If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

14.Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

15.All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein.  This Agreement is executed on behalf of the Trust by the Trust’s officers as officers and not individually and the obligations imposed upon the Trust by this Agreement are not binding upon any of the Trust’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the subject Trust, for the enforcement of any claims.

16.This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

Destra Investment Trust

By:
Name: Nicholas Dalmaso
Title: Trustee, Chief Executive Officer and Secretary

Attest:  _________________________
Name:    Anne Kochevar
Title:     Chief Compliance Officer

Destra Advisors LLC

By:
Name: Nicholas Dalmaso
Title: President and General Counsel

Attest:  _________________________
Name:    Anne Kochevar
Title:     Chief Compliance Officer

Amended Schedule A
(Effective as of August 10, 2011)

Funds

Name of Fund	Annual Rate of Average Daily Net Assets	Effective Date

Destra Global L-Series Fund	0.90%	December 30, 2010
Destra International L-Series Fund	0.95%	December 30, 2010
Destra US All Cap L-Series Fund	0.85%	December 30, 2010
Destra High Dividend Strategy Fund	0.85%	August 10, 2011

N-1

Appendix O

FORM OF NEW SUB-ADVISORY AGREEMENTS

Investment Sub-Advisory Agreement

Agreement made as of this ___ day of October, 2014 by and among Destra Investment Trust (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra Dividend Total Return Fund (the “Fund”), Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission (“SEC”), and Miller/Howard Investments, Inc., a Delaware corporation and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.Appointment.  The Trust and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

2.Services to Be Performed.  Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22417) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing.  In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Trust’s Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing.  The Trust, Fund or Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended.  Subject to approval by the Trust’s Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser.  It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof.  In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner.  Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable.  Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made.  Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Adviser’s written Proxy Policies and Procedures, and communicated by the Fund or the Adviser to the Sub-Adviser in writing.  The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Trust’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request.  In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

(a)will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Trust’s Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

(b)will report to the Adviser and to the Trust’s Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Trust’s Board of Trustees; and

(c)will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Trust’s Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request.  The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended, or other applicable law.

3.Expenses.  During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding without limitation the expenses of the Fund including the cost of securities and other assets) purchased for the Fund (including any brokerage commissions, if any incurred in the purchase or sale thereof).  The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

4.Additional Sub-Advisers.  Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund.  Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5.Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund).  The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

6.Services to Others.  The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund.  In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts.  It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7.Limitation of Liability.  The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8.Term; Termination; Amendment.  This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Trust and Adviser becomes effective (it being understood that the Adviser shall notify the Sub-Adviser of the date of effectiveness of the Management Agreement as soon as reasonably practical after effectiveness), provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties.  This Agreement may also be terminated by the Fund by action of the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

9. Compliance Certification.  From time to time as requested by the Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the Investment Company Act of 1940, as amended, as are reasonably requested by the Fund or Adviser.  In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended.

10.Notice.  Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:
Destra Capital Advisors LLC 901 Warrenville Road, Suite 15 Lisle, IL 60532 If by Facsimile: (630) 241-4203	__________________________ __________________________ __________________________ If by Facsimile: (___) ________

11.Limitations on Liability.  All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof.  This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

14.Amendment, Etc.  This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

15.Authority.  Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement.  The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the Securities and Exchange Commission, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

16.Severability.  Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

17.Entire Agreement.  This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

[Remainder of page left intentionally blank.
Signature page follows.]

In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DESTRA CAPITAL ADVISORS LLC

By
Title:

DESTRA INVESTMENT TRUST
on behalf of the Destra Dividend Total Return Fund

By
Title:

MILLER/HOWARD INVESTMENTS, INC.

By
Title:

Investment Sub-Advisory Agreement

Agreement made as of this ___ day of October, 2014 by and among Destra Investment Trust II (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra Focused Equity Fund (the “Fund”), Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission (“SEC”), and WestEnd Advisors LLC, a North Carolina limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.Appointment.  The Trust and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

2.Services to Be Performed.  Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22523) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing.  In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Trust’s Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing.  The Trust, Fund or Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended.  Subject to approval by the Trust’s Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser.  It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof.  In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner.  Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable.  Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made.  Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Adviser’s written Proxy Policies and Procedures, and communicated by the Fund or the Adviser to the Sub-Adviser in writing.  The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Trust’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request.  In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

(a)will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Trust’s Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

(b)will report to the Adviser and to the Trust’s Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Trust’s Board of Trustees; and

(c)will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Trust’s Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request.  The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended, or other applicable law.

3.Expenses.  During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding without limitation the expenses of the Fund including the cost of securities and other assets) purchased for the Fund (including any brokerage commissions, if any incurred in the purchase or sale thereof).  The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

4.Additional Sub-Advisers.  Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund.  Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5.Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund).  The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

6.Services to Others.  The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund.  In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts.  It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7.Limitation of Liability and Indemnification.

(a)The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach hereof, error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)To the fullest extent permitted by applicable law, the Trust, Fund and Adviser shall indemnify the Sub-Adviser, its affiliates and the officers, directors, employees and agents of the Sub-Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund or the Adviser and not resulting from the willful misfeasance, bad faith, negligence, or reckless disregard of any indemnitee in the performance of the obligations and duties of any indemnitee’s office; provided that to the extent that the Trust or the Fund has indemnified an indemnitee, the Adviser shall contribute a portion of the amount paid by the Trust or the Fund as shall be appropriate to reflect the relative fault of the Trust or the Fund, on the one hand, and the Adviser, on the other hand, in causing the act or omission that resulted in the indemnification payment. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund or the Adviser may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund or the Adviser will be asked to provide indemnification, except with the Fund’s and the Adviser’s prior written consent. Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund and not against the assets of any other investment series of the Trust.

(c)Promptly after receipt by an indemnitee of notice of any claim for which indemnification would be sought, the indemnitee shall notify the indemnifying party thereof in writing. If indemnification rights are claimed pursuant to this section, all the indemnitees shall retain one counsel and such counsel shall be approved in advance by the Fund. In addition, if any such claim or action shall be brought against an indemnitee or indemnitees, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee or indemnitees. After notice from the indemnifying party to the indemnitee or indemnitees of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnitee or indemnitees under this section for any legal or other expenses subsequently incurred by the indemnitee or indemnitees in connection with the defense thereof other than reasonable costs of investigation.

(d)Any indemnification made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders (or to the Adviser) by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(e)The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any indemnitee.

8.Term; Termination; Amendment.  This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Trust and Adviser becomes effective (it being understood that the Adviser shall notify the Sub-Adviser of the date of effectiveness of the Management Agreement as soon as reasonably practical after effectiveness), provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties.  This Agreement may also be terminated by the Fund by action of the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

9. Compliance Certification.  From time to time as requested by the Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the Investment Company Act of 1940, as amended, as are reasonably requested by the Fund or Adviser.  In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended.

10.Notice.  Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:
Destra Capital Advisors LLC 901 Warrenville Road, Suite 15 Lisle, IL 60532 If by Facsimile: (630) 241-4203	__________________________ __________________________ __________________________ If by Facsimile: (___) ________

11.Limitations on Liability.  All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof.  This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

14.Amendment, Etc.  This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

15.Authority.  Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement.  The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the Securities and Exchange Commission, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

16.Severability.  Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

17.Entire Agreement.  This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

[Remainder of page left intentionally blank.
Signature page follows.]

In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DESTRA CAPITAL ADVISORS LLC

By
Title:

DESTRA INVESTMENT TRUST II
on behalf of the Destra Focused Equity Fund

By
Title:

WESTEND ADVISORS LLC

By
Title:

Investment Sub-Advisory Agreement

Agreement made as of this ___ day of October, 2014 by and among Destra Investment Trust II (the “Trust”), a Massachusetts business trust, on behalf of its series the Destra Preferred and Income Securities Fund (the “Fund”), Destra Capital Advisors LLC, a Delaware limited liability company (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission (“SEC”), and Flaherty & Crumrine Incorporated, a California corporation and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Adviser to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Adviser and the Trust (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Adviser may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Adviser desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.Appointment.  The Trust and the Adviser hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, Fund or Adviser in any way, nor otherwise be deemed an agent of the Trust, Fund or Adviser.

2.Services to Be Performed.  Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s registration statement on Form N-1A (File No. 811-22523) as the same may thereafter be amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing.  In the performance of its duties, the Sub-Adviser will in all material respects (a) monitor the Fund’s investments, and (b) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Trust’s Board of Trustees and communicated by the Trust, Fund or Adviser to the Sub-Adviser in writing.  The Trust, Fund or Adviser has provided the Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or brokerage services provided by a broker or dealer in accordance with the provisions of Section 28(e) under the Securities and Exchange Act of 1934, as amended.  Subject to approval by the Trust’s Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser.  It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, Sub-Adviser may aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser’s reasonable judgment such aggregation is consistent with seeking best execution in accordance with the terms hereof.  In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner.  Nevertheless, the Trust, Fund and Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable.  Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made.  Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities which assets of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser are invested, consistent with the Adviser’s written Proxy Policies and Procedures, and communicated by the Fund or the Adviser to the Sub-Adviser in writing.  The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Trust’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein provided that such policies and procedures are communicated by the Fund or the Adviser to the Sub-Adviser in writing.

The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request.  In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act or rules adopted thereunder.

The Sub-Adviser further agrees that it:

(a)will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Trust’s Board of Trustees and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

(b)will report to the Adviser and to the Trust’s Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at such times as the Adviser or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser or the Trust’s Board of Trustees; and

(c)will prepare and maintain such books and records with respect to the Fund’s securities and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Adviser and will prepare and furnish the Adviser and Trust’s Board of Trustees such periodic and special reports as the Board or the Adviser may reasonably request.  The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Adviser or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940, as amended, or other applicable law.

3.Expenses.  During the term of this Agreement, the Sub-Adviser will pay all of its own operating expenses incurred by it in connection with providing the sub-advisory services under this Agreement, excluding without limitation the expenses of the Fund including the cost of securities and other assets) purchased for the Fund (including any brokerage commissions, if any incurred in the purchase or sale thereof).  The Fund will pay all expenses of its organization, operation and business not specifically assumed or agreed to be paid by the Sub-Adviser hereunder.

4.Additional Sub-Advisers.  Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Adviser, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund.  Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5.Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to 50% of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund).  The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

6.Services to Others.  The Trust, Fund and Adviser acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund.  In addition, the Trust, Fund and Adviser acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts.  It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7.Limitation of Liability and Indemnification.

(a)The Sub-Adviser shall not be liable for, and the Trust, Fund and Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any breach hereof, error of judgment or mistake of law or for any loss suffered by the Trust, Fund or Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)To the fullest extent permitted by applicable law, the Trust, Fund and Adviser shall indemnify the Sub-Adviser, its affiliates and the officers, directors, employees and agents of the Sub-Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund or the Adviser and not resulting from the willful misfeasance, bad faith, negligence, or reckless disregard of any indemnitee in the performance of the obligations and duties of any indemnitee’s office; provided that to the extent that the Trust or the Fund has indemnified an indemnitee, the Adviser shall contribute a portion of the amount paid by the Trust or the Fund as shall be appropriate to reflect the relative fault of the Trust or the Fund, on the one hand, and the Adviser, on the other hand, in causing the act or omission that resulted in the indemnification payment. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund or the Adviser may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund or the Adviser will be asked to provide indemnification, except with the Fund’s and the Adviser’s prior written consent. Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund and not against the assets of any other investment series of the Trust.

(c)Promptly after receipt by an indemnitee of notice of any claim for which indemnification would be sought, the indemnitee shall notify the indemnifying party thereof in writing. If indemnification rights are claimed pursuant to this section, all the indemnitees shall retain one counsel and such counsel shall be approved in advance by the Fund. In addition, if any such claim or action shall be brought against an indemnitee or indemnitees, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the indemnitee or indemnitees. After notice from the indemnifying party to the indemnitee or indemnitees of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnitee or indemnitees under this section for any legal or other expenses subsequently incurred by the indemnitee or indemnitees in connection with the defense thereof other than reasonable costs of investigation.

(d)Any indemnification made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders (or to the Adviser) by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(e)The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any indemnitee.

8.Term; Termination; Amendment.  This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Trust and Adviser becomes effective (it being understood that the Adviser shall notify the Sub-Adviser of the date of effectiveness of the Management Agreement as soon as reasonably practical after effectiveness), provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties.  This Agreement may also be terminated by the Fund by action of the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

9. Compliance Certification.  From time to time as requested by the Trust, Fund or Adviser, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the Investment Company Act of 1940, as amended, as are reasonably requested by the Fund or Adviser.  In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended.

10.Notice.  Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Adviser or the Trust:	If to the Sub-Adviser:
Destra Capital Advisors LLC 901 Warrenville Road, Suite 15 Lisle, IL 60532 If by Facsimile: (630) 241-4203	__________________________ __________________________ __________________________ If by Facsimile: (___) ________

11.Limitations on Liability.  All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof.  This Agreement is executed on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

12.Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

14.Amendment, Etc.  This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

15.Authority.  Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement.  The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and it shareholders (to the extent required by the 1940 Act) in accordance with the provisions of Section 15 thereof, and the rules or exemptive orders of the Securities and Exchange Commission, and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Trust.

16.Severability.  Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

17.Entire Agreement.  This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

[Remainder of page left intentionally blank.
Signature page follows.]

In Witness Whereof, the Fund, the Adviser and the Sub-Adviser have caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

DESTRA CAPITAL ADVISORS LLC

By
Title:

DESTRA INVESTMENT TRUST II
on behalf of the Destra Focused Equity Fund

By
Title:

WESTEND ADVISORS LLC

By
Title:

O-1

FORM OF PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

DESTRA DIVIDEND TOTAL RETURN FUND

A SERIES OF DESTRA INVESTMENT TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON NOVEMBER 6, 2014

The undersigned, revoking prior proxies, hereby appoints Name, Name and Name, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Destra Dividend Total Return Fund (the “Fund”), to be held at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, on November 6, 2014, 10:00 a.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-341-6292. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 6, 2014. The proxy statement for this meeting is available at:

www.proxyonline.com/docs/destra.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

DESTRA DIVIDEND TOTAL RETURN FUND

PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt with this Proxy
Statement of the Board of Trustees. Your signature(s) on this should be	SIGNATURE (AND TITLE IF APPLICABLE)	DATE
exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full
title and capacity in which they are signing.	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

			FOR	AGAINST	ABSTAIN
1.	To approve a new investment management agreement between Destra Investment Trust and Destra Capital Advisors LLC.		o	o	o

2.	To approve a new investment sub-advisory among Destra Capital Advisors LLC, Miller/Howard Investments, Inc. and Destra Investment Trust, on behalf of the Destra Dividend Total Return Fund.		o	o	o

				FOR	WITHHOLD
3.	To Elect Seven Trustees:
	3a.	John S. Emrich		o	o
	3b.	Michael S. Erickson		o	o
	3c.	James Bernard Glavin		o	o
	3d.	Ronald Rotter		o	o
	3e.	Nicholas Dalmaso		o	o
	3f.	Dominic Martellaro		o	o
	3g.	Michael Stolper		o	o

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]